UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2007

Date of Report

August 17, 2007

(Date of earliest event reported)

SILVERGRAPH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30951	67-0695367
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer I.D. No.)

11919 Burke Street

Santa Fe Springs, CA  90670-2507
(Address of principal executive offices)

(562) 693-3737
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The Company is filing the attached power point presentation which is an overview of the Company which the Company intends to use as a general education tool.

Item 9.01  Financial Statements and Exhibits

Exhibit No.

Title

99.1

Power Point Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGRAPH INTERNATIONAL, INC.

Date: August 17, 2007	By: /s/ James R. Simpson
James R. Simpson Chief Executive Officer